Exhibit 99.1

VSE Corporation Announces Appointment of
Edward P. Dolanski to Board of Directors

ALEXANDRIA, VIRGINIA, December 9, 2021 - VSE Corporation (NASDAQ: VSEC, "VSE", or the "Company"), a leading provider of aftermarket distribution and maintenance, repair and overhaul (MRO) services for land, sea and air transportation assets for government and commercial markets, today announced the appointment of Edward P. Dolanski to its Board of Directors, effective January 1, 2022. With the addition of Mr. Dolanski, VSE’s board will comprise nine members.

“Ed is an accomplished public company executive within the commercial aerospace, business and general aviation, and defense industries with extensive experience and a successful track record of guiding organizations through transformational growth,” stated General Ralph E. Eberhart, Chairman of VSE Corporation. “We are pleased to welcome him to the VSE Board.”

John Cuomo, CEO of VSE Corporation, added, “Ed is an industry expert with a wealth of commercial aftermarket aerospace as well as business and general aviation distribution and MRO experience. He has served in senior leadership roles at Boeing and Raytheon over a successful career spanning more than thirty years. While at Boeing, he served as President and Chief Executive Officer of Aviall, the world's largest provider of new aviation parts and aftermarket services. His experience managing global supply chains, corporate strategy and business development, together with his extensive, senior-level aviation and defense industry relationships, position Ed as a valuable addition to our board.”

Mr. Dolanski currently serves as the co-founder of First Watch Group, a management consulting firm. Previously, he served in a variety of senior leadership roles at Boeing, including President, U.S. Government Services for Boeing Global Services, the largest performance-based logistics contractor for the U.S. Department of Defense; President, Global Services & Support within Boeing’s Defense, Space & Security unit; and President and CEO of Aviall, a Boeing subsidiary. Before joining Boeing, Dolanski served at Raytheon Company as Vice President, mission support, Network Centric Systems; Vice President, Aftermarket Businesses and Customer Support, Raytheon Aircraft Company (Hawker & Beechcraft); and Chief Information Officer, Aircraft Integration Systems.

Dolanski is a member of the Catalyze Dallas Board of Advisors, Business Executives for National Security (BENS) and the Texas Blockchain Council Advisory Board. He has served as a member of the Texas Diversity Council board of directors where he has been recognized with several diversity awards, including DiversityFIRST and CEO Champions of Diversity. He attended Vanderbilt University Owen Graduate School and holds a bachelor’s degree from John Brown University.

ABOUT VSE CORPORATION

VSE is a leading provider of aftermarket distribution and repair services for land, sea and air transportation assets for government and commercial markets. Core services include maintenance, repair and overhaul (MRO) services, parts distribution, supply chain management and logistics, engineering support, and consulting and training services for global commercial, federal, military and defense customers. VSE also provides information technology and energy consulting services. For additional information regarding VSE’s services and products, visit us at www.vsecorp.com.

FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause VSE’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this document. Although we believe the expectations reflected in such forward-

looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations. “Forward-looking” statements, as such term is defined by the Securities Exchange Commission (the “SEC”) in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, the impact of widespread health developments, such as the ongoing COVID-19 outbreak, the health and economic impact thereof, and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, the uncertainty surrounding the ongoing COVID-19 outbreak and the other factors identified in our reports filed or expected to be filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2020. All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on these forward looking-statements, which reflect management's analysis only as of the date hereof. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INVESTOR RELATIONS CONTACT: Noel Ryan | 720.778.2415 | investors@vsecorp.com

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